NOTICE & PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

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FMC TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Joseph H. Netherland

Chairman, President and

Chief Executive Officer

March 17, 2003

Dear Stockholder:

It is my pleasure to invite you to attend FMC Technologies’ 2003 Annual Meeting of Stockholders. The meeting will be held on Friday, April 25, 2003 at 2:00 p.m. local time in the Mid-America Club, 80th Floor, Aon Center, 200 E. Randolph Drive, Chicago, Illinois. The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be conducted at the meeting.

During the meeting, I will report to you on the Company’s financial results and other achievements during 2002 and on our goals for 2003. We welcome this opportunity to have a dialogue with our stockholders and look forward to your comments and questions.

If you are a stockholder of record who plans to attend the meeting, please mark the appropriate box on your proxy card. If your shares are held by a bank, broker or other intermediary and you plan to attend, please send written notification to the Company’s Investor Relations Department, 200 E. Randolph Drive, 66th Floor, Chicago, Illinois 60601, and enclose evidence of your ownership (such as a letter from the bank, broker or intermediary confirming your ownership or a bank or brokerage firm account statement). The names of all those indicating they plan to attend will be placed on an admission list held at the registration desk at the entrance to the meeting.

It is important that your shares be represented at the meeting, regardless of the number you may hold. Whether or not you plan to attend, please sign, date and return your proxy card as soon as possible. This will not prevent you from voting your shares in person if you are present.

I look forward to seeing you on April 25th.

Sincerely,

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Friday, April 25, 2003

2:00 p.m.

Mid-America Club

80th Floor—Aon Center

200 E. Randolph Drive

Chicago, Illinois 60601

March 17, 2003

Dear Stockholder:

You are invited to the 2003 Annual Meeting of Stockholders of FMC Technologies, Inc. We will hold the meeting at the time and place noted above. At the meeting, we will ask you to:

•	Re-elect three directors, Mike R. Bowlin, Edward J. Mooney and James M. Ringler, each for a term of three years;

•	Ratify the appointment of KPMG LLP as our independent public accountants for 2003; and

•	Vote on any other business properly brought before the meeting.

MANAGEMENT RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS.

Your vote is important. To be sure your vote counts and assure a quorum, please vote, sign, date and return the enclosed proxy card whether or not you plan to attend the meeting.

By order of the Board of Directors

Jeffrey W. Carr

Vice President, General Counsel

and Secretary

I. Information About Voting

Solicitation of Proxies. The Board of Directors of FMC Technologies, Inc. (“FMC Technologies”) is soliciting proxies for use at the 2003 Annual Meeting of FMC Technologies and any adjournments of that meeting. FMC Technologies first mailed this proxy statement, the accompanying form of proxy and the FMC Technologies Annual Report for 2002 on March 17, 2003.

Agenda Items. The agenda for the Annual Meeting is to:

1.	Re-elect three directors: Mike R. Bowlin, Edward J. Mooney and James M. Ringler;

2.	Ratify the appointment of KPMG LLP as our independent public accountants for 2003; and

3.	Conduct any other business properly brought before the meeting.

Who Can Vote. You can vote at the Annual Meeting if you are a holder of FMC Technologies common stock, par value of $0.01 per share (“Common Stock”), as of the close of business on the record date. The record date is February 28, 2003. You will have one vote for each share of Common Stock. As of February 28, 2003, there were 66,051,869 shares of Common Stock outstanding and entitled to vote.

How to Vote. You may vote in one of two ways:

•	You can come to the Annual Meeting and cast your vote there; or

•	You can vote by signing and returning the enclosed proxy card. If you do, the individuals named on the card will vote your shares in the way you indicate.

Use of Proxies. Unless you tell us on the proxy card to vote differently, we plan to vote signed and returned proxies FOR the Board nominees for director and FOR ratification of the appointment of KPMG LLP as our independent public accountants for 2003. We do not now know of any other matters to come before the Annual Meeting. If they do, proxy holders will vote the proxies according to their best judgment.

Revoking a Proxy. You may revoke your proxy at any time before it is exercised. You can revoke a proxy by:

•	Sending a written notice to the Secretary of FMC Technologies;

•	Delivering a properly executed, later-dated proxy; or

•	Attending the Annual Meeting and voting in person.

The Quorum Requirement. We need a quorum of stockholders to hold a valid Annual Meeting. A quorum will be present if the holders of at least a majority of the outstanding shares of Common Stock entitled to vote at the meeting either attend the Annual Meeting in person or are represented by proxy. Abstentions and broker non-votes are counted as present for the purpose of establishing a quorum. A broker non-vote occurs when a broker votes on some matters on the proxy card but not on others because the broker does not have the authority to do so.

Vote Required for Action. Directors are elected by a plurality vote of shares of Common Stock present in person or represented by proxy at the meeting. Other actions require the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the meeting. Abstentions and broker non-votes have the effect of a no vote on matters other than director elections.

II. The Proposals To Be Voted On

Election of Directors

FMC Technologies has three classes of directors of equal size. The term for each class is three years. Class terms expire on a rolling basis, so that one class of directors is elected each year. The term for the nominees for director will expire at the 2006 Annual Meeting.

Nominees for Director

The nominees for director this year are: Mike R. Bowlin, Edward J. Mooney and James M. Ringler. Information about the nominees, the continuing directors and the Board of Directors is contained in the section of this proxy statement entitled “Board of Directors.”

The Board of Directors expects that all of the nominees will be able and willing to serve as directors. If any nominee is not available, the proxies may be voted for another person nominated by the current Board of Directors to fill the vacancy, or the size of the Board of Directors may be reduced.

The Board of Directors recommends a vote FOR the election of Mike R. Bowlin, Edward J. Mooney and James M. Ringler.

Ratification of Appointment of Independent Public Accountants

Based on the recommendation of the Audit Committee of the Board of Directors, the Board of Directors has appointed KPMG LLP to serve as FMC Technologies’ independent public accountants for 2003. KPMG LLP has served as FMC Technologies’ independent public accountants since its inception. During 2002 and 2001, KPMG LLP’s fees were as follows:

	(000s)
	2002	2001

• Audit Fees	$1,239	$2,014
• Audit Related Fees	85	74
• Tax Fees	549	970
• All Other Fees	418	488

• Total	$2,291	$3,546

Audit related fees include benefit plan audits. Tax fees relate to tax compliance and consultation on various corporate tax matters. Other fees are principally associated with tax and other compliance services for expatriates.

The Audit Committee of the Board of Directors considered the effect of KPMG LLP’s non-audit services in assessing the independence of such accountants and concluded that the provision of such services by KPMG LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

A representative of KPMG LLP is expected to attend the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires and also will be available to respond to appropriate questions.

The Board of Directors recommends a vote FOR ratification of the appointment of KPMG LLP as independent public accountants for 2003.

III. Board of Directors

Nominees for Director

Class II—Term Expiring in 2006

Mike R. Bowlin Principal Occupation: Retired Chairman of the Board of Atlantic Richfield Company Age: 60 Director Since: 2001

Mr. Bowlin served as Chairman and Chief Executive Officer of Atlantic Richfield Company from 1995 until his retirement in April 2000. From 1992 until his election to Chief Executive Officer of ARCO in 1995, Mr. Bowlin served as Executive Vice President and then as President and Chief Operating Officer of ARCO. Mr. Bowlin joined ARCO in 1969 and became President of ARCO Coal Company in 1985. Mr. Bowlin served as Senior Vice President, from 1987 to 1992, and President, from 1992 to 1993, of ARCO International Oil and Gas Company. Mr. Bowlin serves on the Boards of Directors of Wells Fargo & Company and Edwards Lifesciences Corporation. He is a Trustee of the Los Angeles World Affairs Council. Mr. Bowlin is a former Chairman of the Board of the American Petroleum Institute.

Edward J. Mooney

Principal Occupation: Retired Délégué Général—North America,     Suez Lyonnaise des Eaux, a global provider of energy, water,     waste and communications services

Age: 61

Director Since: 2001

Mr. Mooney served as Délégué Général—North America, Suez Lyonnaise des Eaux from March 2000 until his retirement in March 2001. From 1994 to 2001, Mr. Mooney was Chairman and Chief Executive Officer of Nalco Chemical Company. He serves on the Boards of Directors of FMC Corporation and The Northern Trust Company.

James M. Ringler Principal Occupation: Vice Chairman of Illinois Tool Works Inc., an international manufacturer of highly engineered components and industrial systems Age: 57 Director Since: 2001

Mr. Ringler is Vice Chairman of Illinois Tool Works Inc. Prior to joining Illinois Tool Works, he was Chairman, President and Chief Executive Officer of Premark International, Inc. from October 1997 until Premark merged with Illinois Tool Works in November 1999. Mr. Ringler joined Premark in 1990 and served as Executive Vice President and Chief Operating Officer until 1996. From 1986 to 1990, he was President of White Consolidated Industries’ Major Appliance Group, and from 1982 to 1986 he was President and Chief Operating Officer of The Tappan Company. Prior to joining The Tappan Company in 1976, Mr. Ringler was a consulting manager with Arthur Andersen & Co. Mr. Ringler serves on the Boards of Directors of the Dow Chemical Company, Corn Products International, Inc. and Autoliv Inc.

Directors Continuing in Office

Class I—Term Expiring in 2005

B.A. Bridgewater, Jr.

Principal Occupation: Retired Chairman of the Board of Directors and Chief Executive Officer of Brown Group, Inc., a diversified marketer and retailer of footwear

Age: 69

Director Since: 2001

Mr. Bridgewater served as Chairman, President and Chief Executive Officer of Brown Group, Inc. from 1990 until his retirement in 1999. Prior to joining Brown Group, Inc. in 1979, Mr. Bridgewater was Executive Vice President of Baxter Travenol Laboratories. From 1964 to 1975, and from 1972 to 1975 as a director, Mr. Bridgewater was associated with McKinsey & Company Inc. He also served as Associate Director of National Security and International Affairs in the Office of Management and Budget in the Executive Office of the President of the United States. Mr. Bridgewater serves on the Boards of Directors of FMC Corporation, ThoughtWorks, Inc. and Mitretek Systems. He is an Advisory Director of Schroder Venture Partners, LLC and a Trustee of Washington University.

Thomas M. Hamilton Principal Occupation: Retired Chairman, President and Chief Executive Officer of EEX Corporation, an oil and gas exploration company Age: 59 Director Since: 2001

Mr. Hamilton served as the Chairman, President and Chief Executive Officer of EEX Corporation from January 1997 until his retirement in November 2002. From 1992 to 1997, Mr. Hamilton served as Executive Vice President of Pennzoil Company and as President of Pennzoil Exploration and Production Company. Mr. Hamilton was a director of BP Exploration, where he served as Chief Executive Officer of the Frontier and International Operating Company of BP Exploration from 1989 to 1991 and as the General Manager for East Asia/Australia/Latin America from 1988 to 1989. From 1985 to 1988, he held the position of Senior Vice President of Exploration at Standard Oil Company, prior to its being merged into BP.

Richard A. Pattarozzi Principal Occupation: Retired Vice President of Shell Oil Company Age: 59 Director Since: 2002

Mr. Pattarozzi served as Vice President of Shell Oil Company from March 1999 until his retirement in January 2000. He previously served as President and Chief Executive Officer for both Shell Deepwater Development, Inc. and Shell Deepwater Production, Inc. from 1995 until 1999. Mr. Pattarozzi serves on the Boards of Directors of Global Industries, Ltd., Stone Energy, Inc., Transocean Inc., Tidewater, Inc. and Superior Energy Services Inc.

Class III—Term Expiring in 2004

Asbjørn Larsen Principal Occupation: Retired President and Chief Executive Officer of Saga Petroleum ASA, an oil and gas company Age: 66 Director Since: 2001

Mr. Larsen served as President and Chief Executive Officer of Saga Petroleum ASA from January 1979 until his retirement in May 1998. He served as President of Sagapart a.s. (limited) in 1973 and from 1976 as Vice President (Economy and Finance) of Saga Petroleum. From 1966 to 1973, Mr. Larsen was manager of the Norwegian Shipowners’ Association. Mr. Larsen is currently Chairman of the Board of Belships ASA and Vice Chairman of the Board of Saga Fjordbase AS. Mr. Larsen is a member of the Board of Den norske Bank Holding ASA and the Council of Det norske Veritas and is the Chairman of each organization’s Audit Committee. Mr. Larsen is also a member of the Board of Selvaag Gruppen AS.

Joseph H. Netherland Principal Occupation: Chairman, President and Chief Executive Officer of FMC Technologies, Inc. Age: 56 Director Since: 2001

Mr. Netherland was elected Chairman, President and Chief Executive Officer and a director of FMC Technologies in 2001. He previously served as President and a director of FMC Corporation from June 1999 after serving as Executive Vice President of FMC Corporation from 1998. Mr. Netherland was the General Manager of FMC Corporation’s Energy and Transportation Group from 1992 to 2001. Mr. Netherland became General Manager of FMC Corporation’s former Petroleum Equipment Group and General Manager of its former Specialized Machinery Group in 1985 and 1989, respectively. He serves on the Boards of Directors of the American Petroleum Institute and the Petroleum Equipment Suppliers Association. Mr. Netherland is also a member of the Advisory Board of the Department of Engineering at Texas A&M University and is a member of the President’s Council at Georgia Institute of Technology.

James R. Thompson Principal Occupation: Chairman, Chairman of the Executive Committee and Partner of the Law Firm of Winston & Strawn, Chicago, Illinois Age: 66 Director Since: 2001

Governor Thompson has served as the Chairman of the Chicago law firm of Winston & Strawn since January 1993. He joined the firm in January 1991 after serving four terms as Governor of the State of Illinois. Prior to his terms as Governor, he served as U.S. Attorney for the Northern District of Illinois from 1971-1975. Governor Thompson served as the Chief of the Department of Law Enforcement and Public Protection in the Office of the Attorney General of Illinois, as an Associate Professor at Northwestern University School of Law, and as an Assistant State’s Attorney of Cook County. Governor Thompson serves on the Boards of Directors of the Chicago Board of Trade; FMC Corporation; Prime Retail, Inc.; Navigant Consulting Group, Inc.; Prime Group Realty Trust; Maximus, Inc. and Hollinger International, Inc.

IV. Information About the Board of Directors

Meetings

During 2002, the Board of Directors held six regular meetings. All incumbent directors attended at least 75 percent of the total number of meetings of the Board and of all committees on which they served.

Committees

The Board of Directors has two standing committees: an Audit Committee and a Compensation and Organization Committee.

Audit Committee

The principal duties of the Audit Committee, among others, include:

•	Review the effectiveness and adequacy of FMC Technologies’ financial and accounting organization and internal controls

•	Review the annual report, Form 10-K and proxy statement and ensure that FMC Technologies’ financial reports fairly present the results of its operations

•	Discuss with management and the independent public accountants the quarterly financial statements, Form 10-Qs, earnings press releases, and financial information and guidance provided to analysts

•	Recommend the selection of the independent public accountants and assure the independence of such accountants

•	Review the effectiveness and the scope of activities of the independent public accountants and the internal auditors

•	Pre-approve the services provided and fees paid to the independent public accountants

•	Review potentially significant litigation

•	Review FMC Technologies’ plan for addressing financial risk

•	Review Federal income tax issues and related reserves

Members: Mr. Mooney (Chair), Messrs. Larsen, Ringler and Hamilton—all outside directors. All of the members of the Audit Committee are “Independent” as defined in the listing requirements for the New York Stock Exchange.

Number of Meetings in 2002: 4

Compensation and Organization Committee

The principal duties of this Committee, among others, include:

•	Review and approve compensation policies and practices for top executives

•	Establish the total compensation for the Chairman, President and Chief Executive Officer

•	Review and approve major changes in FMC Technologies’ employee benefit plans

•	Review short- and long-term incentive plans and equity grants

•	Review significant organizational changes and management succession planning

•	Recommend to the Board of Directors candidates for officers of FMC Technologies

Members: Mr. Bridgewater (Chair), Messrs. Bowlin, Mooney and Thompson—all outside directors.

Number of Meetings in 2002: 3

Compensation

Compensation Plan. Effective as of May 1, 2001, FMC Technologies adopted a compensation plan for non-employee directors of its Board of Directors as a part of the FMC Technologies, Inc. Incentive Compensation and Stock Plan (“FMC Technologies Stock Plan”). Pursuant to such compensation plan, each non-employee director of FMC Technologies currently receives annual compensation equal to approximately $100,000 paid in the form of an annual retainer, meeting and committee chair fees and restricted stock units.

Retainer and Fees. Each non-employee director is paid an annual retainer of $40,000. At least $25,000 of this annual retainer is paid in stock units that are payable in Common Stock upon death or retirement from the Board of Directors. The remainder is paid in quarterly installments in cash or, at the election of the non-employee director, may be deferred and invested in a stock account that will be credited with stock units representing Common Stock at the fair market value of the Common Stock on the date of the election, with an initial value equal to the deferred amount. Each non-employee director also receives $1,000 for each Board of Directors’ meeting and Board of Directors’ committee meeting attended, and each director is reimbursed for reasonable incidental expenses. Each non-employee director who chairs a Committee is paid an additional $4,000 per year.

Restricted Stock Units. Each non-employee director also receives, on May 1 of each year, a grant of restricted stock units. On May 1, 2002, FMC Technologies granted each director, other than Mr. Pattarozzi (who was not a director at that time), 2,165 restricted stock units with a market value equal to $50,011 on the date of grant. On October 1, 2002, after Mr. Pattarozzi joined the Board, FMC Technologies granted Mr. Pattarozzi 2,165 restricted stock units with a market value equal to $36,957 on the date of grant. The restricted stock units granted vest at the 2003 Annual Meeting and are payable in Common Stock upon death or retirement from the Board of Directors.

Other Compensation. Employees of FMC Technologies do not receive any additional compensation for their service as directors. No other remuneration is paid to directors. Directors who are not FMC Technologies employees do not participate in FMC Technologies’ employee benefit plans.

V. Certain Relationships And Related Party Transactions

Board Of Directors Relationships And Related Transactions

Governor Thompson is Chairman of the law firm of Winston & Strawn, which has provided, and continues to provide, legal services to FMC Technologies. In addition, FMC Technologies and certain of its subsidiaries did business in 2002 with certain organizations where FMC Technologies directors now serve, or during 2002 did serve, as officers or directors. In no case have the amounts involved been material in relation to FMC Technologies’ business or, to the knowledge and belief of FMC Technologies’ management, to the businesses of the other organizations or to the individuals concerned. Such transactions were on terms no less favorable to FMC Technologies than were reasonably available from unrelated third parties.

Arrangements Between FMC Technologies And FMC Corporation

Through June 14, 2001, FMC Technologies was a wholly-owned subsidiary of FMC Corporation. On June 14, 2001, FMC Technologies completed an initial public offering of 17 percent of its outstanding shares. FMC Corporation retained an 83 percent equity interest in FMC Technologies until December 31, 2001, at which time FMC Corporation completed the separation of FMC Technologies through the tax-free distribution (the “Distribution”) of all of the remaining shares of Common Stock owned by FMC Corporation.

Prior to the FMC Technologies’ initial public offering, FMC Corporation and FMC Technologies entered into certain agreements described below for purposes of governing the ongoing relationship between FMC Corporation and FMC Technologies at and after the date of FMC Technologies’ separation from FMC Corporation.

Separation and Distribution Agreement. The Separation and Distribution Agreement contains key provisions relating to the separation of FMC Technologies’ businesses from those of FMC Corporation. Under the terms of the Separation and Distribution Agreement, FMC Technologies and FMC Corporation were required to complete a “true-up” process to identify any required adjustments to the original allocation of assets and liabilities at the separation. In conjunction with the completion of the true-up process, FMC Technologies transferred $4.4 million to FMC Corporation in the third quarter of 2002.

Indemnification. In general, under the Separation and Distribution Agreement, FMC Corporation and FMC Technologies will indemnify the other party and such party’s representatives and affiliates from all liabilities arising from their respective businesses or contracts, as well as liabilities arising from a breach of the Separation and Distribution Agreement. All indemnification amounts will be reduced by any insurance proceeds or other offsetting amounts recovered by the indemnitee.

Tax Sharing Agreement. FMC Technologies and some of its subsidiaries were historically included in FMC Corporation’s consolidated group for U.S. Federal income tax purposes

(the “FMC Corporation Federal Group”), and in certain consolidated, combined or unitary groups which include FMC Corporation and some of its subsidiaries for U.S. state and local and foreign income tax purposes. FMC Corporation and FMC Technologies entered into a Tax Sharing Agreement in connection with the separation of FMC Technologies from FMC Corporation.

Pursuant to the Tax Sharing Agreement, the amount of taxes to be paid by FMC Technologies with respect to periods prior to the distribution are to be determined as if FMC Technologies and each of its subsidiaries filed its own consolidated, combined or unitary tax returns. With respect to any taxable period in which FMC Technologies or any of its subsidiaries are included in the consolidated, combined or unitary tax returns of FMC Corporation or any of its subsidiaries, FMC Technologies and FMC Corporation will make payments between them to reflect the terms of that agreement.

Pursuant to the Tax Sharing Agreement, certain actions related to the sale of assets or the sale or issuance of additional securities (including securities convertible into stock) are potentially restricted for a period of 30 months following the Distribution. In general, such actions are not restricted if FMC Technologies obtains (a) a supplemental ruling from the IRS that such actions do not cause the Distribution to be taxable, or (b) an acceptable letter of credit sufficient in amount to cover any potential tax, interest and penalties that result from a determination that such actions cause the Distribution to be taxable. Management does not expect that the restrictions under the Tax Sharing Agreement will significantly limit FMC Technologies’ ability to engage in strategic transactions.

Employee Benefits Agreement. FMC Technologies entered into an Employee Benefits Agreement with FMC Corporation that governs FMC Technologies’ employee benefit obligations, including both compensation and benefits, with respect to FMC Technologies’ active employees and retirees and other terminated employees who have performed services for FMC Technologies’ business before or after the separation or whose employee benefit obligations FMC Technologies has otherwise agreed to assume. Under the Employee Benefits Agreement, FMC Technologies assumed and agreed to pay, perform, fulfill and discharge, in accordance with their respective terms, all obligations to, or relating to, former employees of FMC Corporation or its affiliates who are employed by FMC Technologies and FMC Technologies’ affiliates and specified former employees of FMC Corporation or its affiliates (including retirees) who either were employed in FMC Technologies’ businesses before or after the separation or who otherwise were assigned to FMC Technologies for purposes of allocating employee benefit obligations.

Transition Services Agreement. A Transition Services Agreement governs the provision of support services by FMC Corporation to FMC Technologies and by FMC Technologies to FMC Corporation. Overall, the terms of these services expired on or prior to December 31, 2002, with the principal exception being the payroll and plan administration services center, which services are expected to cease in 2003.

VI. Security Ownership of FMC Technologies

Management Ownership

The following table shows, as of February 1, 2003, the number of shares of Common Stock beneficially owned by each director, the Chairman, President and Chief Executive Officer, the four other most highly compensated executive officers and all directors and executive officers as a group. Except for Mr. Netherland, no director or executive officer named in the Summary Compensation Table beneficially owns more than one percent of the Common Stock.

	Beneficial Ownership on February 1, 2003
Name	Common Stock of FMC Technologies	Percent of Class
Mike R. Bowlin (1)	18,286
B. A. Bridgewater, Jr. (1)	32,106
Charles H. Cannon, Jr. (2)	258,146
Thomas M. Hamilton (1)	15,461
Peter D. Kinnear (2)	137,984
Asbjørn Larsen (1)	25,801
Edward J. Mooney (1)	18,496
Joseph H. Netherland (2)	697,851	1.1%
Richard A. Pattarozzi (1)	2,897
Robert L. Potter (2)	130,359
James M. Ringler (1)	13,286
William H. Schumann, III (2)	335,993
James R. Thompson (1)	24,734
All directors and executive officers as a group (15 persons) (1)(2)	1,864,861	2.8%

(1)	Includes shares subject to options granted and restricted stock units credited to individual accounts of non-employee directors under the FMC Technologies Stock Plan. (See “Compensation Plan” and “Restricted Stock Units” on page 10 of this Proxy Statement). As of February 1, 2003, the number of restricted stock units credited to non-employee directors under the FMC Technologies Stock Plan were as follows: Mr. Bowlin, 8,286; Mr. Bridgewater, 28,387; Mr. Hamilton, 9,461; Mr. Larsen, 23,301; Mr. Mooney, 7,637; Mr. Pattarozzi, 2,897; Mr. Ringler, 8,286; and Governor Thompson, 23,734. These directors have no power to vote or dispose of shares underlying the restricted stock units until they are distributed upon death or retirement from the Board of Directors. Until such distribution, these directors have only an unsecured claim against FMC Technologies for such units.
(2)	Includes: (i) shares owned by the individual; (ii) shares held by the FMC Technologies, Inc. Savings and Investment Plan (“FMC Technologies Savings Plan”) for the account of the individual and the FMC Technologies, Inc. Non-Qualified Savings and Investment Plan (“FMC Technologies Non-Qualified Savings Plan”) for the benefit of the individual; and (iii) shares subject to options that are exercisable within 60 days and restricted stock shares that will vest within 60 days. The shares included in item (iii) in the aggregate amount to 651,689 shares for Mr. Netherland; 300,212 shares for Mr. Schumann; 241,728 shares for Mr. Cannon; 76,680 shares for Mr. Kinnear; 79,574 shares for Mr. Potter; and 1,464,324 shares for all directors and executive officers as a group.

Other Security Ownership

The table below lists the persons known by FMC Technologies to beneficially own more than five percent of the Common Stock as of February 28, 2003:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
FMC Technologies, Inc. Savings and Investment Plan Trust c/o Fidelity Management Trust Company, as trustee 82 Devonshire Street Boston, MA 02109	4,092,341 shares held in trust for participants in the employee 401(k) plan (2)	6.2%
T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202	7,440,679 shares (3)	11.3%

(1)	Percentages are calculated on the basis of the amount of outstanding shares (exclusive of treasury shares) plus shares deemed outstanding pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.
(2)	These shares are held in trust for the beneficial owners (the participants in the FMC Technologies Savings Plan) and may be voted by the trustee in the same manner and in the same proportion as the total number of shares of FMC Technologies credited to participants’ accounts for which the trustee has received direction from participants, if the beneficial owners do not exercise their right to direct such vote. In response to a tender or exchange offer, the trustee may tender or sell shares only in accordance with the written instructions of the participants.
(3)	The number of shares of Common Stock beneficially owned by T. Rowe Price Associates, Inc. was determined by a review of a Schedule 13G filed with the Securities and Exchange Commission. These shares are owned by various individual and institutional investors for which T. Rowe Price serves as an investment adviser with power to direct investments and/or sole power to vote the shares. T. Rowe Price expressly disclaims beneficial ownership of such shares.

VII. Executive Compensation

Summary Compensation Table

FMC Technologies completed an initial public offering of 17 percent of its Common Stock on June 14, 2001, and on December 31, 2001, FMC Corporation, through a special stock dividend, distributed all of the outstanding shares of FMC Technologies Common Stock owned by FMC Corporation to FMC Corporation stockholders. Prior to June 2001, the businesses of FMC Technologies were operated as internal units of FMC Corporation through various divisions, subsidiaries or through investments in unconsolidated affiliates. The following table and narrative show all compensation awarded, paid to or earned by the Chairman, President and Chief Executive Officer of FMC Technologies and each of the four most highly compensated executive officers of FMC Technologies other than the Chairman, President and Chief Executive Officer from all sources for services rendered in all of their capacities to FMC Technologies or to FMC Corporation during 2001 and to FMC Technologies during 2002.

								Long-Term Compensation
		Annual Compensation						Awards
Name and Principal Position (A)	Year (B)	Salary ($) (C)		Bonus (2) ($) (D)		Other Annual Compensation ($) (E)		Restricted Stock Award (4) ($) (F)		Securities Underlying Options (#) (G)	All Other Compen- sation (6) ($) (H)
JOSEPH H. NETHERLAND Chairman, President and Chief Executive Officer	2002 2001	749,399 669,663	(1)	877,547 590,125	(1)	64,291 63,675	(3) (3)	0 0		0 660,000	80,720 567,109

WILLIAM H. SCHUMANN, III Senior Vice President, Chief Financial Officer and Treasurer	2002 2001	441,208 416,176	(1)	356,937 264,818	(1)	— —		0 0		0 162,000	36,382 348,340

CHARLES H. CANNON, JR. Vice President	2002 2001	372,534 353,154	(1)	298,399 184,946	(1)	— —		0 0		0 148,500	41,588 30,394

PETER D. KINNEAR Vice President	2002 2001	349,083 302,909	(1)	287,993 145,699	(1)	— —		597,450 0	(5)	0 148,500	26,284 26,900

ROBERT L. POTTER Vice President	2002 2001	267,152 250,038	(1)	207,577 116,268	(1)	— —		379,000 0	(5)	0 115,300	29,796 21,189

(1)	Under the terms of the Employee Benefits Agreement, 50 percent of each listed executive officer’s compensation in 2001 (other than transaction bonuses relating to the distribution of FMC Technologies, paid to certain executives in 2001, which are included in the All Other Compensation column) was allocated to FMC Corporation.
(2)	The FMC Technologies Stock Plan provides for annual bonuses to be paid based on performance against specified individual objectives and corporate financial results versus approved targets.
(3)	Mr. Netherland’s “Other Annual Compensation” includes $34,504 and $37,165 received in 2002 and 2001, respectively, as a reimbursement for relocation expenses and the payment of taxes attributable to such reimbursement.

(4)	Each listed executive officer held FMC Technologies restricted stock shares on December 31, 2002 with a value based on the closing market price per share of Common Stock on December 31, 2002, the last trading day of the year, as follows: Mr. Netherland, 97,152 shares at $1,984,815; Mr. Schumann, 37,475 shares at $765,614; Mr. Cannon, 50,866 shares at $1,039,192; Mr. Kinnear, 56,032 shares at $1,144,733; and Mr. Potter, 31,930 shares at $652,329. Included in the amount of shares described in the immediately preceding sentence are restricted stock shares that FMC Technologies granted on June 14, 2001 to replace FMC Corporation restricted stock shares that were terminated by FMC Corporation. Dividends will not be paid on these restricted stock shares unless FMC Technologies pays dividends on all its Common Stock.
(5)	FMC Technologies granted 35,000 restricted stock shares to Mr. Kinnear on October 1, 2002 and 20,000 restricted stock shares to Mr. Potter on March 1, 2002. The values are based on the closing market price per share of Common Stock on the dates of grant.
(6)	The 2002 amounts include the following: for Mr. Netherland, $76,165 for annual matching contributions to the FMC Technologies Savings Plan and the FMC Technologies Non-Qualified Savings Plan and $4,555 for life insurance; for Mr. Schumann, $35,301 for annual matching contributions to the FMC Technologies Savings Plan and the FMC Technologies Non-Qualified Savings Plan and $1,081 for life insurance; for Mr. Cannon, $40,194 for annual matching contributions to the FMC Technologies Savings Plan and the FMC Technologies Non-Qualified Savings Plan and $1,394 for life insurance; for Mr. Kinnear, $24,739 for annual matching contributions to the FMC Technologies Savings Plan and the FMC Technologies Non-Qualified Savings Plan and $1,545 for life insurance; and for Mr. Potter, $28,885 for annual matching contributions to the FMC Technologies Savings Plan and the FMC Technologies Non-Qualified Savings Plan and $911 for life insurance.

Option Grants For Services Rendered in 2002

FMC Technologies did not grant any stock options or stock appreciation rights in 2002 for services rendered during 2002 to any of the executive officers named in the Summary Compensation Table. However, FMC Technologies did award, as of January 1, 2002, options to purchase Common Stock to Messrs. Netherland, Schumann, Cannon, Kinnear and Potter to replace FMC Corporation options that were terminated by FMC Corporation. The shares of Common Stock issuable under such replacement options amounted to: 482,872 shares for Mr. Netherland; 254,276 shares for Mr. Schumann; 221,361 shares for Mr. Cannon; 52,808 shares for Mr. Kinnear; and 79,574 shares for Mr. Potter.

Aggregated Option Exercises in 2002 and Year-End Option Values

Shown below is information with respect to options to purchase Common Stock exercised in 2002 by the officers named in the Summary Compensation Table and the value of unexercised FMC Technologies options held by them at December 31, 2002.

Name (A)	Shares Acquired On Exercise (#) (B)	Value Realized ($) (C)	Number of Securities Underlying Unexercised Options/SARs at 12/31/2002 (#)	Value of Unexercised in-the-Money Options at 12/31/2002 ($) (1)
			Exercisable/Unexercisable (D)	Exercisable/Unexercisable (E)
Joseph H. Netherland	—	—	482,872/837,553	2,419,713/1,453,733
William H. Schumann, III	—	—	254,276/207,936	1,197,717/ 372,342
Charles H. Cannon, Jr.	33,276	$284,903.44	188,085/186,840	832,288/ 316,487
Peter D. Kinnear	—	—	52,808/172,372	152,176/ 221,154
Robert L. Potter	—	—	79,574/115,300	437,355/ 49,579

(1)	The closing price of FMC Technologies Common Stock at December 31, 2002, the last trading day of 2002, was $20.43.

Retirement Plans

The following table shows the estimated annual retirement benefits under the FMC Technologies pension plan (and its supplements) for eligible salaried employees (including officers) payable upon retirement at age 65 (normal retirement age) in 2003 at various levels of salary and years of service. Payment of benefits shown is contingent on the continuation of the present plan (and its supplements) until the employee retires.

	Estimated Annual Retirement Benefits for Years of Service Indicated
Final Average Earnings	15 Years	20 Years	25 Years	30 Years	35 Years	40 Years
$ 150,000	$30,452	$40,603	$50,754	$60,905	$71,056	$82,306
$ 250,000	$52,952	$70,603	$88,254	$105,905	$123,556	$142,306
$ 350,000	$75,452	$100,603	$125,754	$150,905	$176,056	$202,306
$ 450,000	$97,952	$130,603	$163,254	$195,905	$228,556	$262,306
$ 550,000	$120,452	$160,603	$200,754	$240,905	$281,056	$322,306
$ 650,000	$142,952	$190,603	$238,254	$285,905	$333,556	$382,306
$ 900,000	$199,202	$265,603	$332,004	$398,405	$464,806	$532,306
$1,150,000	$255,452	$340,603	$425,754	$510,905	$596,056	$682,306
$1,300,000	$289,202	$385,603	$482,004	$578,405	$674,806	$772,306
$1,450,000	$322,952	$430,603	$538,254	$645,905	$753,556	$862,306
$1,650,000	$367,952	$490,603	$613,254	$735,905	$858,556	$982,306
$1,850,000	$412,952	$550,603	$688,254	$825,905	$963,556	$1,102,306

(1)	Benefits shown are total qualified plus nonqualified pension benefits, and will not be reduced by Social Security benefits or other offsets.
(2)	“Final Average Earnings” in the table means the average of covered compensation for the highest 60 consecutive calendar months out of the 120 calendar months immediately before retirement. Covered compensation includes amounts appearing in Columns (C) and (D) of the Summary Compensation Table on page 16 of this Proxy Statement.
(3)	At February 28, 2003, Messrs. Netherland, Schumann, Cannon, Kinnear and Potter had 29, 21, 20, 31 and 29 years of credited service under the pension plan (and its supplements), respectively.
(4)	Applicable benefits for employees whose years of service and earnings differ from those shown in the table are equal to (A + B) times (C) where: (A) equals 1 percent of allowable Social Security covered compensation ($43,968 for a participant retiring at age 65 in 2003) times years of credited service (up to a maximum of 35 years) plus 1.5 percent of the difference between Final Average Earnings and allowable Social Security covered compensation times years of credited service (up to a maximum of 35 years); (B) equals 1.5 percent of Final Average Earnings times years of credited service in excess of 35 years; and (C) equals the ratio of credited service at termination to credited service projected to age 65.

Termination and Change of Control Arrangements

Plan and Participants. As recommended by the Compensation and Organization Committee, the Board of Directors adopted an Executive Severance Plan in 2001. Approximately 20 officers and managers participate in the plan. The participants include all the individuals listed in the Summary Compensation Table.

Benefits. If a change in control (as described below) of FMC Technologies occurs and if, within two years of that change of control, a participant’s employment is terminated without cause or a participant voluntarily terminates his or her employment because his or her duties, location, salary, compensation or benefits are changed or are reduced, then the participant is generally entitled to benefits from FMC Technologies. In general, those benefits include: (i) a lump sum payment of three, two or one (depending on position) times annual salary and the greater of (a) the highest annualized target total management incentive award granted for any year, and (b) the average of the actual annualized incentive awards paid for the two plan years immediately preceding the executive’s termination; (ii) a payment equal to prorated target bonus for the year of termination; (iii) immediate vesting of long-term incentive awards, restricted stock and stock options; (iv) continuation of medical and other benefits for up to three years; (v) distribution of accrued nonqualified retirement plan benefits; and (vi) up to an additional three years of credited service for purposes of our nonqualified plans. FMC Technologies will compensate the participant for any excise tax liability as a result of payments under the plan. The Chairman, President and Chief Executive Officer and the Senior Vice President, Chief Financial Officer and Treasurer can also receive these benefits if they voluntarily terminate their employment with FMC Technologies within the thirteenth month after a change in control of FMC Technologies.

Change in Control. In general, the following transactions are considered as changes in control under the plan: (i) a third party’s acquisition of 20 percent or more of Common Stock; (ii) a change in the majority of the Board of Directors; (iii) completion of specified mergers, business combinations or asset purchases or sales (unless after the transaction

(a) the stockholders of FMC Technologies prior to the transaction own more than 60 percent of the resulting entity, (b) members of the FMC Technologies Board of Directors before the transaction constitute a majority of the Board of Directors of the resulting entity, and (c) no person owns 20 percent or more of the outstanding Common Stock or voting securities); or (iv) the complete liquidation or dissolution of FMC Technologies.

Report of the Compensation and Organization Committee on Executive Compensation

Goals. FMC Technologies’ executive compensation program is designed to align total compensation with stockholder interests. The program:

•	Incents and rewards executives for sound business management and improvement in stockholder value.

•	Balances its components so that both short- and longer-term operating and strategic objectives are recognized.

•	Requires achieving objectives within a “high-performance” environment to be rewarded.

•	Is intended to attract, motivate and retain executives necessary for the long-term success of FMC Technologies.

The program consists of three different compensation components: base salary; variable cash incentive awards; and long-term incentive awards (stock options and restricted stock).

Base salary. FMC Technologies uses external surveys to set competitive compensation levels (salary ranges) for its executives. In order to obtain the most relevant survey data for review, the surveys include comparable companies in the industries in which FMC Technologies competes.

Salary ranges for FMC Technologies executives are established based on similar positions in other companies of comparable size and complexity. Generally, FMC Technologies sets its competitive salary midpoint for an executive officer at the median level compared with the companies surveyed. Performance levels within the ranges are delineated to recognize different levels of performance ranging from “needs improvement” to “exceptional.” As a result, although nominally targeted to fall at or near the 50th percentile of such comparable organizations, compensation may range anywhere within the salary bracket based on performance.

Starting placement in a salary range is a function of an employee’s skills, experience, expertise and anticipated job performance. Each year performance is evaluated against mutually agreed-upon objectives and performance standards that may, in part, be subjective; a performance rating is established; and a salary increase may be granted. Performance factors used may include timely responses to downturns in major markets; setting strategic direction; making key management changes; divesting businesses and acquiring new businesses; continuing to improve operating efficiency; and developing people and management capabilities. The relative importance of each of these factors varies based on the strategic thrust and operating requirements of each of the businesses.

Mr. Netherland last received a base salary increase in June 2002 of 7.0% that placed him at 102.5% of his grade midpoint. His salary will be reviewed in June 2003 using the performance factors listed above.

Management Incentive Awards. The FMC Technologies Stock Plan provides for annual cash incentives for achievement of both annual performance incentive targets (“API”) and business performance incentive targets (“BPI”). The Committee oversees FMC Technologies Stock Plan objectives and design as well as the setting of performance targets and approval of FMC Technologies Stock Plan results. Participation in the plan is based on opportunity to influence performance and growth at FMC Technologies, position level, competitive practice for similar positions, performance and potential. Achieving high standards of business and individual performance are rewarded financially, and significant compensation is at risk if these high standards are not met. For participating managers, target incentives vary from 20% to 75% of base salary. BPI payments can range from 0 to 3 times the target incentive, and the BPI is based on improvement of Net Contribution (as defined in the FMC Technologies Stock Plan).

In 2002 and 2003, the API comprises 30% and the BPI comprises 70% of the total target incentive for all participants. The annual performance incentive is less quantitative than the business performance incentive. The API varies with individual performance and can range from 0 to 2 times the target percentage. It is awarded based on achieving annual objectives set for the individual’s most important business responsibilities. For Mr. Netherland in 2002, these included such wide-ranging objectives as increased earnings and returns on investment, management of FMC Technologies’ portfolio of businesses, improved operating performance and market position, leadership and people development, safety performance, and communications with employees. Mr. Netherland’s combined BPI and API payment for 2002, shown as Bonus in Column D of the Summary Compensation Table, was $877,547.

Equity Awards. The FMC Technologies Stock Plan is designed to link closely the long-term reward of executives with increases in stockholder value. The 2001 approval of the FMC Technologies Stock Plan provides the Committee with broad discretion to select the appropriate types of rewards. Awards in 2002 consisted of grants of non-qualified stock options and restricted stock. The award vesting period for stock options is three years. The award vesting period for restricted stock granted in 2002 is four years. Stock options have a term of ten years, and the exercise price is the fair market value of common stock on the date of the grant.

To determine the number of options and/or shares of restricted stock granted to an executive, we establish an award level based on the executive’s salary grade while considering performance, potential and industry practices as provided by an independent, outside consultant. The total number of awards granted is managed in a manner consistent with FMC Technologies’ guidelines on annual run rates and dilution. Mr. Netherland received no stock option or restricted stock grant in 2002 because his 2001 stock option grant was increased as an incentive to Mr. Netherland to ensure the success of FMC Technologies’ 2001 initial public offering and improve stockholder value.

Section 162(m) Deductibility. The Committee continues to review the $1 million cap on tax deductible compensation and is advised that its stock option grants meet the requirements for deductibility. The FMC Technologies Stock Plan, approved in 2001, may not meet all requirements for deductibility under Section 162(m) of the Internal Revenue Code. However, unless the amounts involved become material, the Committee believes that it is more important to preserve its flexibility under the plan to craft appropriate incentive awards.

Stock Retention Policy. FMC Technologies has established guidelines setting expectations for the ownership of FMC Technologies stock by corporate officers. The guidelines for stock retention are based on a multiple of two to five times the employee’s total compensation midpoint. All corporate officers governed by this policy, including all those named in this Proxy Statement, meet or exceed their respective stock retention guidelines.

The preceding report has been furnished by the following members of the Compensation and Organization Committee:

B. A. Bridgewater, Jr., Chairman

Mike R. Bowlin

Edward J. Mooney

James R. Thompson

Stockholder Return Performance Presentation

The following chart compares the percentage change in the cumulative stockholder return on the Common Stock against the cumulative total return of the OSX Oil Services Index, the S&P Composite—400 Midcap Index and the S&P Composite—500 Stock Index. The comparison is for a period beginning June 14, 2001 (the first date the Common Stock was traded on the New York Stock Exchange) and ending December 31, 2002. The chart assumes the investment of $100 on June 14, 2001 and the reinvestment of all dividends.

VIII. Other Matters

Equity Compensation Plan Information

Shown below is information as of December 31, 2002 with respect to the shares of Common Stock that may be issued under the FMC Technologies existing equity compensation plans.

	Number of shares to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of shares remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders (1)	6,809,900	$17.70	9,153,284
Equity compensations plans not approved by security holders	0	—	0
Total	6,809,900	$17.70	9,153,284

(1)	Consists of the FMC Technologies Stock Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

FMC Technologies has undertaken responsibility for preparing and filing the stock ownership forms required under Section 16(a) of the Securities Exchange Act of 1934 on behalf of its officers and directors. Based on a review of forms filed and information provided by officers and directors to FMC Technologies, FMC Technologies believes that all Section 16(a) reporting requirements were fully met during 2002, except that late Form 4s were filed on February 14, 2003 for Mr. Pattarozzi, Peter D. Kinnear, Vice President of FMC Technologies, and Ronald D. Mambu, Vice President of FMC Technologies, to report the receipt of grants of restricted stock.

Audit Committee Report

The Audit Committee Report that follows shall not be deemed to be incorporated by reference into any filing made by FMC Technologies under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent FMC Technologies incorporates such Report by specific reference.

The Audit Committee of the Board of Directors has:

•	Reviewed and discussed the audited financial statements with management;

•	Discussed with KPMG LLP, FMC Technologies’ independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61; and

•	Received the written disclosures and the letter from KPMG LLP as required by Independence Standards Board Standard No. 1, and has discussed with KPMG LLP its independence.

In reliance upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in FMC Technologies’ Annual Report on Form 10-K for the year ended December 31, 2002.

The preceding report has been furnished by the following members of the Audit Committee: Mr. Mooney (Chair), Messrs. Larsen, Ringler and Hamilton.

Proposals for the 2004 Annual Meeting

Stockholders may make proposals to be considered at the 2004 Annual Meeting. To be included in the proxy statement and form of proxy for the 2004 Annual Meeting, stockholder proposals must be received not later than November 14, 2003, at FMC Technologies’ principal executive offices, 200 East Randolph Drive, Chicago, Illinois 60601, Attn: Vice President, General Counsel and Secretary.

FMC Technologies’ By-Laws provide that no business may be brought before an annual meeting unless: specified in the notice of meeting; otherwise brought before the meeting by or at the direction of the Board of Directors; or brought by a stockholder who has delivered notice to FMC Technologies (containing certain information specified in the By-Laws) not less than 60 nor more than 90 days before the date of the meeting. If FMC Technologies provides less than 70 days’ notice or public disclosure of the date of the annual meeting, then a stockholder may bring business before that meeting if FMC Technologies receives notice from that stockholder within 10 days of FMC Technologies’ notice or public disclosure. A copy of the full text of the By-Law provisions discussed above may be obtained by writing to the Vice President, General Counsel and Secretary, FMC Technologies, Inc., 200 East Randolph Drive, Chicago, Illinois 60601.

Expenses Relating to this Proxy Solicitation

FMC Technologies will pay all expenses relating to this proxy solicitation. In addition to this solicitation by mail, FMC Technologies’ officers, directors, and employees may solicit proxies by telephone or personal call without extra compensation for that activity. FMC Technologies also expects to reimburse banks, brokers and other persons for reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of Common Stock and obtaining the proxies of those owners. FMC Technologies has retained Georgeson Shareholder of Carlstadt, New Jersey to assist in the solicitation of proxies. FMC Technologies will pay the cost of such assistance, which is estimated to be $8,000, plus reimbursement for out-of-pocket fees and expenses.

Jeffrey W. Carr

Vice President, General

Counsel and Secretary

FMC Technologies, Inc.

200 East Randolph Drive

Chicago, IL 60601

Notice of

Annual Meeting of Stockholders

April 25, 2003

and Proxy Statement

FMC Technologies, Inc.

Proxy	FMC TECHNOLOGIES, INC.

This proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Joseph H. Netherland, William H. Schumann, III and Jeffrey W. Carr, and each of them, proxy for the undersigned, with full power of substitution, to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting, all shares of common stock of FMC Technologies, Inc. which the undersigned is entitled to vote at the annual meeting of stockholders of FMC Technologies, Inc. to be held on April 25, 2003, at 200 East Randolph Drive, Chicago, Illinois at 2:00 P.M. or any adjournment or postponement thereof.

NOT VALID UNLESS DATED AND SIGNED ON REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

FOLD AND DETACH HERE

FMC Technologies, Inc.

PLEASE MARK IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.    ●

1.	Election of three Directors to serve in Class II for a term expiring in 2006 as set forth in the Proxy Statement— Nominees: Mike R. Bowlin, Edward J. Mooney and James M. Ringler.	For All For Withheld Except O O O	2.	Ratification of the Appointment of Independent Public Accountants.	For Against Abstain O O O

(Except nominee(s) written above). The Board of Directors recommends a vote

FOR Items 1 and 2.

Please mark, sign, date, and return the

proxy card promptly using the enclosed

envelope.

Dated:                                                             , 2003

Signature

Please sign exactly as name appears at left.

Proxy	FMC TECHNOLOGIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

FIDELITY MANAGEMENT TRUST COMPANY, Trustee

You are instructed to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may come before the meeting, all shares of stock represented by my interest in the FMC Technologies, Inc. Stock Fund of the FMC Technologies, Inc. Savings and Investment Plan at the annual meeting of stockholders of FMC Technologies, Inc. to be held on April 25, 2003, at 200 East Randolph Drive, Chicago, Illinois at 2:00 P.M. or any adjournment or postponement thereof, as follows.

NOT VALID UNLESS DATED AND SIGNED ON REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. Unless otherwise instructed prior to April 23, 2003, the Trustee WILL VOTE your shares in the same manner and proportion as the number of shares for which the Trustee received instruction.

FOLD AND DETACH HERE

FMC Technologies, Inc.

PLEASE MARK IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.    ●

1.	Election of three Directors to serve in Class II for a term expiring in 2006 as set forth in the Proxy Statement— Nominees: Mike R. Bowlin, Edward J. Mooney and James M. Ringler.	For All For Withheld Except O O O	2.	Ratification of the Appointment of Independent Public Accountants.	For Against Abstain O O O

(Except nominee(s) written above). The Board of Directors recommends a vote

FOR Items 1 and 2.

Please mark, sign, date, and return the

proxy card promptly using the enclosed

envelope.

Dated:                                                             , 2003

Signature

Please sign exactly as name appears at left.

Proxy	FMC TECHNOLOGIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

FIDELITY MANAGEMENT TRUST COMPANY, Trustee

You are instructed to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting, all shares of stock of FMC Technologies, Inc. represented by my interest in the FMC Technologies, Inc. Stock Fund of the FMC Corporation Savings and Investment Plan at the annual meeting of stockholders of FMC Technologies, Inc. to be held on April 25, 2003, at 200 East Randolph Drive, Chicago, Illinois at 2:00 P.M. or any adjournment or postponement thereof, as follows.

NOT VALID UNLESS DATED AND SIGNED ON REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. Unless otherwise instructed prior to April 23, 2003, the Trustee WILL VOTE your shares in the same manner and proportion as the number of shares for which the Trustee received instruction.

FOLD AND DETACH HERE

FMC Technologies, Inc.

PLEASE MARK IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.    ●

1.	Election of three Directors to serve in Class II for a term expiring in 2006 as set forth in the Proxy Statement— Nominees: Mike R. Bowlin, Edward J. Mooney and James M. Ringler.	For All For Withheld Except O O O	2.	Ratification of the Appointment of Independent Public Accountants.	For Against Abstain O O O

(Except nominee(s) written above). The Board of Directors recommends a vote

FOR Items 1 and 2.

Please mark, sign, date, and return the

proxy card promptly using the enclosed

envelope.

Dated:                                                             , 2003

Signature

Please sign exactly as name appears at left.

Proxy	FMC TECHNOLOGIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

FIDELITY MANAGEMENT TRUST COMPANY, Trustee

You are instructed to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may come before the meeting, all shares of stock of FMC Technologies, Inc. represented by my interest in the FMC Technologies, Inc. Stock Fund of the FMC Corporation Non-Qualified Savings and Investment Plan at the annual meeting of stockholders of FMC Technologies, Inc. to be held on April 25, 2003, at 200 East Randolph Drive, Chicago, Illinois at 2:00 P.M. or any adjournment or postponement thereof, as follows.

NOT VALID UNLESS DATED AND SIGNED ON REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. Unless otherwise instructed prior to April 23, 2003, the Trustee WILL VOTE your shares in the same manner and proportion as the number of shares for which the Trustee received instruction.

FOLD AND DETACH HERE

FMC Technologies, Inc.

PLEASE MARK IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.    ●

1.	Election of three Directors to serve in Class II for a term expiring in 2006 as set forth in the Proxy Statement— Nominees: Mike R. Bowlin, Edward J. Mooney and James M. Ringler.	For All For Withheld Except O O O	2.	Ratification of the Appointment of Independent Public Accountants.	For Against Abstain O O O

(Except nominee(s) written above). The Board of Directors recommends a vote

FOR Items 1 and 2.

Please mark, sign, date, and return the

proxy card promptly using the enclosed

envelope.

Dated:                                                             , 2003

Signature

Please sign exactly as name appears at left.

Proxy	FMC TECHNOLOGIES, INC.

This proxy is solicited on behalf of the Board of Directors.

BANCO POPULAR DE PUERTO RICO, Trustee

You are instructed to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting, all shares of stock represented by my interest in the FMC Technologies, Inc. Stock Fund of the FMC Puerto Rico Savings and Investment Plan at the annual meeting of stockholders of FMC Technologies, Inc. to be held on April 25, 2003, at 200 East Randolph Drive, Chicago, Illinois at 2:00 P.M. or any adjournment or postponement thereof, as follows.

NOT VALID UNLESS DATED AND SIGNED ON REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. Unless otherwise instructed prior to April 23, 2003, the Trustee WILL VOTE your shares FOR Proposals 1 and 2.

FOLD AND DETACH HERE

FMC Technologies, Inc.

PLEASE MARK IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.    ●

1.	Election of three Directors to serve in Class II for a term expiring in 2006 as set forth in the Proxy Statement— Nominees: Mike R. Bowlin, Edward J. Mooney and James M. Ringler.	For All For Withheld Except O O O	2.	Ratification of the Appointment of Independent Public Accountants.	For Against Abstain O O O

(Except nominee(s) written above). The Board of Directors recommends a vote

FOR Items 1 and 2.

Please mark, sign, date, and return the

proxy card promptly using the enclosed

envelope.

Dated:                                                             , 2003

Signature

Please sign exactly as name appears at left.

Proxy	FMC TECHNOLOGIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

FIDELITY INVESTMENTS CANADA LIMITED, Trustee

You are instructed to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may come before the meeting, all shares of stock represented by my interest in the FMC Technologies, Inc. Share Account of the FMC Canada Limited Non-Bargaining Employees’ Retirement Plan and the FMC Canada Limited Retirement Savings Program at the annual meeting of stockholders of FMC Technologies, Inc. to be held on April 25, 2003, at 200 East Randolph Drive, Chicago, Illinois at 2:00 P.M. or any adjournment or postponement thereof, as follows.

NOT VALID UNLESS DATED AND SIGNED ON REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. Unless otherwise instructed prior to April 23, 2003, your vote will be considered neither for nor against the proposals.

FOLD AND DETACH HERE

FMC Technologies, Inc.

PLEASE MARK IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.    ●

1.	Election of three Directors to serve in Class II for a term expiring in 2006 as set forth in the Proxy Statement— Nominees: Mike R. Bowlin, Edward J. Mooney and James M. Ringler.	For All For Withheld Except O O O	2.	Ratification of the Appointment of Independent Public Accountants.	For Against Abstain O O O

(Except nominee(s) written above). The Board of Directors recommends a vote

FOR Items 1 and 2.

Please mark, sign, date, and return the

proxy card promptly using the enclosed

envelope.

Dated:                                                             , 2003

Signature

Please sign exactly as name appears at left.